UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2024

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
Delaware	1-03480	30-1133956

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $1.00 per share	MDU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported, on October 31, 2024, MDU Resources Group, Inc. (the “Company”) completed the previously announced separation of its construction services business, Everus Construction Group, Inc. (“Everus” and such separation, the “Separation”), through the pro rata distribution of all of the outstanding common stock, par value $0.01, of Everus to the Company’s stockholders (the “Distribution”). The Distribution became effective at 11:59 p.m., Eastern time, on October 31, 2024.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma consolidated financial statements of the Company reflecting the Separation and the Distribution, including the unaudited pro forma consolidated balance sheet as of June 30, 2024; the unaudited pro forma consolidated statements of income for the six months ended June 30, 2024 and the years ended December 31, 2023, 2022 and 2021; and notes thereto are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	MDU Resources Group, Inc., Unaudited Pro Forma Consolidated Financial Statements.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2024                    MDU Resources Group, Inc.

By:    /s/ Jason L. Vollmer
Name: Jason L. Vollmer
Title: Vice President, Chief Financial Officer
and Treasurer

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